Exhibit 99.01

Shutterfly Announces Fourth Quarter and Full Year 2009 Financial Results

●	Fourth Quarter 2009 net revenues increase 22% year-over-year to $131.1 million
●	Full Year 2009 net revenues increase 15% year-over-year to $246.4 million
●	Fourth Quarter 2009 GAAP Net Income of $0.88 per diluted share
●	Record Full Year 2009 Adjusted EBITDA of $50.2 million, representing 20.4% of net revenues
●	Record Full Year 2009 Free Cash Flows of $32.5 million

REDWOOD CITY, February 4, 2010 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading Internet-based social expression and personal publishing service, today announced financial results for the fourth quarter and full year 2009.

“Our strategic investments throughout 2009, combined with our focus on strong execution, innovation and improved efficiencies led to record revenues, profits, and free cash flows,” said President and Chief Executive Officer Jeffrey Housenbold.   “We continue to outpace the industry in terms of innovation, user experience, quality, and customer service.  With the social expression and personal publishing markets still in the early stages, Shutterfly will focus on extending our leadership position in these large markets throughout 2010.”

Fourth Quarter 2009 Financial Highlights

●	Net revenues totaled $131.1 million, a 22% year-over-year increase.
●	Fourth quarter 2009 represents the 36th consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services net revenues totaled $93.2 million, a 29% year-over-year increase.
●	Personalized Products & Services net revenues represented 71% of total net revenues.
●	Net revenues from prints increased 4% year-over-year, to $36.6 million.
●	Commercial print net revenues totaled $1.2 million.
●	Existing customers generated 73% of total net revenues.
●	Referral fee revenues totaled $2.5 million, an 8% year-over-year decrease.
●	Gross profit margin was 61% of net revenues, consistent with 61% in the fourth quarter of 2008.
●	Operating expenses, excluding $4.4 million of stock-based compensation, totaled $39.6 million.
●	GAAP net income was $24.1 million, compared to net income of $14.4 million in the fourth quarter of 2008.
●	GAAP net income per diluted share was $0.88, compared to $0.56 in the fourth quarter of 2008.
●	Adjusted EBITDA was $47.9 million, compared to $38.6 million in the fourth quarter of 2008.
●	At December 31, 2009, the Company had $180.7 million of cash, cash equivalents and short-term investments.

Full Year 2009 Financial Highlights

●	Net revenues totaled $246.4 million, a 15% year-over-year increase.
●	Personalized Products & Services net revenues totaled $161.7 million, a 25% year-over-year increase.
●	Personalized Products & Services net revenues represented 66% of total net revenues.
●	Net revenues from prints declined 3% year-over-year, to $80.9 million.
●	Commercial print net revenues totaled $3.8 million.
●	Existing customers generated 75% of total net revenues.
●	Referral fee revenues totaled $6.2 million, or 2.5% of net revenues, a 6% year-over-year decrease.
●	Gross profit margin was 55% of net revenues, consistent with 55% in 2008.
●	Operating expenses, excluding $13.9 million of stock-based compensation, totaled $112.2 million.
●	GAAP net income was $5.9 million, compared to net income of $3.7 million in 2008.
●	GAAP net income per diluted share was $0.22, compared to $0.14 in 2008.
●	Adjusted EBITDA was $50.2 million, compared to $38.4 million in 2008.

Fourth Quarter 2009 Operating Metrics

●	Transacting customers totaled 1.9 million, an 18% increase over the fourth quarter of 2008.
●	Orders totaled 3.1 million, a 12% increase over the fourth quarter of 2008.
●	Average order value was $42.40, an 8% increase over the fourth quarter of 2008.

Full Year 2009 Operating Metrics

●	Transacting customers totaled 3.3 million, an 18% increase over 2008.
●	Orders totaled 7.9 million, a 4% increase over 2008.
●	Average order value was $30.74, a 9% increase over 2008.

Recent Operating Highlights

●	Launched SimplePathTM Photo Book creation experience, allowing customers to make a Photo Book in just a few clicks.
●
Launched our largest holiday card collection, including Shutterfly “Support -A- Cause” cards from organizations like LiveSTRONG and Special Olympics and expanded our Cards and Stationery line to include more designs for baby, wedding and social occasions.

●	Deepened our presence in social media and mobile platforms with the acquisition of Tiny Pictures and the launch of WinkTM by Shutterfly.

Business Outlook

The referral fee program with Web Loyalty will be discontinued effective March 31, 2010.  As a result, referral fee revenues during 2010 are expected to total less than 1% of total net revenues and no referral fee revenues are expected after the first quarter.  After giving full effect to the expected reduction in 2010 referral fee revenues, the Company's current financial expectations for the first quarter and the full year 2010 are as follows:

First Quarter 2010:

●	Net revenues to range from $40.0 million to $42.0 million, a 11% to 17% year-over-year increase.
●	GAAP gross profit margins to range from 45% to 47% of net revenues.
●	Non-GAAP gross profit margins to range from 47% to 49% of net revenues.
●	GAAP operating loss to range from ($10) million to ($11) million.
●	Non-GAAP operating loss to range from ($5) million to ($6) million.
●	GAAP effective tax rate to range from 34% to 38%.
●	Non-GAAP effective tax rate to range from 33% to 37%.
●	GAAP diluted net loss per share to range from ($0.23) to ($0.27).
●	Non-GAAP diluted net loss per share to range from ($0.12) to ($0.15).
●	Weighted average diluted shares of approximately 26.2 million.
●	Adjusted EBITDA to range from break-even to $1 million.

Full Year 2010:

●	Net revenues to range from $267 million to $277 million, a 9% to 13% year-over-year increase.
●	GAAP gross profit margins to range from 53% to 55% of net revenues.
●	Non-GAAP gross profit margins to range from 54% to 56% of net revenues.
●	GAAP operating income to range from $8 million to $15 million.
●	Non-GAAP operating income to range from $26 million to $33 million.
●	GAAP effective tax rate to range from 34% to 38%.
●	Non-GAAP effective tax rate to range from 33% to 37%.
●	GAAP diluted net income per share to range from $0.18 to $0.33.
●	Non-GAAP diluted net income per share to range from $0.61 to $0.74.
●	Weighted average diluted shares of approximately 28.2 million.
●	Adjusted EBITDA to range from 18% to 20% of net revenues.
●	Capital expenditures to approximate 7% to 9% of 2010 net revenues.

Notes to the Fourth Quarter and Full Year 2009 Financial Results, and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA minus purchases of property, plant, and equipment, and capitalization of software and website development costs.

Print revenues consist of photo prints in wallet, 4x6, 5x7, 8x10, photocards, and large format sizes.

Personalized Products and Services (“PPS”) revenues primarily include photo books, stationery and folded greeting cards, calendars, and photo-based merchandise.  PPS also includes revenue from advertising and sponsorship programs and referral fees.

Commercial printing revenues are a separate component of net revenues and are excluded from prints and PPS revenues.

Average order value is defined as total net revenues, excluding commercial printing revenue, divided by total orders.

Fourth quarter 2008 financial results are as restated.  See Form 8-K dated October 23, 2009 for details of restatement which recorded an additional $1.1 million of stock-based compensation in FY 2008, of which $0.4 million related to fourth quarter 2008.

The foregoing financial guidance replaces any of the Company’s previously issued guidance and all such previous guidance should no longer be relied upon.

Fourth Quarter 2009 Conference Call

Management will review the fourth quarter and full year 2009 financial results and its expectations for the first quarter and full year 2010 results on a conference call on Thursday, February 4, 2010 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com.  In the Investor Relations area, found in the “About Us” section, click on the link provided for the webcast, or dial 816-581-1703.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, February 17, 2010. To hear the replay, please dial 719-457-0820, replay pass code 8438694.

About Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided in the press release that reconciles the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, Adjusted EBITDA and free cash flow.   When used in connection with historical results and forward-looking guidance, the non-GAAP financial measure Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation while free cash flow is defined as Adjusted EBITDA less purchases of property and equipment and capitalization of software and website development costs. For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the first quarter and full year 2010 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-K/A for the year ended December 31, 2008, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
		as restated
Net revenues	$131,067	$107,742	$246,432	$213,480
Cost of net revenues	50,487	42,436	111,648	96,214
Gross profit	80,580	65,306	134,784	117,266
Operating expenses:
Technology and development	12,656	10,912	46,003	39,707
Sales and marketing	18,795	15,276	44,870	42,212
General and administrative	12,560	10,442	35,201	32,741
Total operating expenses	44,011	36,630	126,074	114,660
Income from operations	36,569	28,676	8,710	2,606
Interest expense	(20)	(88)	(157)	(273)
Interest and other income, net	133	385	814	2,898
Income before income taxes	36,682	28,973	9,367	5,231
Provision for income taxes	(12,596)	(14,604)	(3,514)	(1,571)
Net income	$24,086	$14,369	$5,853	$3,660

Net income per share:
Basic	$0.93	$0.57	$0.23	$0.15
Diluted	$0.88	$0.56	$0.22	$0.14

Weighted-average shares:
Basic	25,768	25,084	25,420	25,036
Diluted	27,433	25,455	26,810	25,787

Stock-based compensation is allocated as follows:

Cost of net revenues	$119	$70	$416	$372
Technology and development	1,049	712	3,340	2,404
Sales and marketing	1,149	718	3,577	2,452
General and administrative	2,162	1,195	6,940	4,522
	$4,479	$2,695	$14,273	$9,750

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)
	December 31,
	2009	2008

ASSETS
Current assets:
Cash and cash equivalents	$132,812	$88,164
Short-term investments	47,925	-
Accounts receivable, net	5,472	5,992
Inventories	2,968	3,610
Deferred tax asset, current portion	2,243	1,194
Prepaid expenses and other current assets	4,501	4,749
Total current assets	195,921	103,709
Long-term investments	-	52,250
Property and equipment, net	41,845	48,108
Goodwill and intangible assets, net	13,406	14,547
Deferred tax asset, net of current portion	14,674	12,266
Other assets	5,467	2,417
Total assets	$271,313	$233,297

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,116	$11,214
Accrued liabilities	32,793	24,802
Deferred revenue	8,602	9,461
Total current liabilities	54,511	45,477
Other liabilities	1,638	1,018
Total liabilities	56,149	46,495

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 25,909 and
25,138 shares issued and outstanding on December 31, 2009 and
December 31, 2008, respectively	3	2
Additional paid-in-capital	226,410	203,902
Accumulated deficit	(11,249)	(17,102)
Total stockholders' equity	215,164	186,802
Total liabilities and stockholders' equity	$271,313	$233,297

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Twelve Months Ended
	December 31,
	2009	2008

Cash flows from operating activities:
Net income	$5,853	$3,660
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	25,122	24,211
Amortization of intangible assets	2,072	1,827
Stock-based compensation, net of forfeitures	14,273	9,750
Loss on disposal of property and equipment	346	308
Deferred income taxes	(2,903)	(312)
Tax benefit from stock-based compensation	4,965	156
Excess tax benefits from stock-based compensation	(3,273)	(538)
Gain on auction rate securities Rights	2,747	(9,013)
Impairment of auction rate securities	(2,747)	9,013
Changes in operating assets and liabilities:
Accounts receivable, net	520	(1,512)
Inventories, net	642	1,178
Prepaid expenses and other current assets	501	(120)
Other assets	(3,282)	(243)
Accounts payable	1,947	2,431
Accrued and other liabilities	7,966	5,482
Deferred revenue	(859)	762
Net cash provided by operating activities	53,890	47,040

Cash flows from investing activities:
Purchases of property and equipment	(13,762)	(18,220)
Capitalization of software and website development costs	(3,891)	(4,527)
Acquisition of business and intangibles, net of cash acquired	(795)	(10,097)
Proceeds from sale of short term investments	-	3,002
Proceeds from sale of equipment	-	6
Purchase of auction rate securities	-	(52,250)
Proceeds from the sale of auction rate securities	4,325	-
Net cash used in investing activities	(14,123)	(82,086)

Cash flows from financing activities:
Principal payments of capital lease obligations	(91)	(808)
Proceeds from issuance of common stock upon exercise of stock options	2,740	1,158
Shares withheld for payment of employee's withholding tax liability	(1,041)	(260)
Excess tax benefits from stock-based compensation	3,273	538
Net cash provided by financing activities	4,881	628

Net increase (decrease) in cash and cash equivalents	44,648	(34,418)
Cash and cash equivalents, beginning of period	88,164	122,582
Cash and cash equivalents, end of period	$132,812	$88,164

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$12	$47
Income taxes	2,644	535

Supplemental schedule of non-cash investing activities
Accrued acquisition liabilities	-	400
Net change in accrued purchases of property and equipment	2	-
Escrow liability from acquisition of business	150	-

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2009		2008		2009		2008

User Metrics

Customers	1,852,302		1,571,700		3,281,468		2,788,743
year-over-year growth	18%		14%		18%		18%

Orders	3,061,667		2,734,394		7,891,057		7,569,448
year-over-year growth	12%		3%		4%		7%

Average order value*	$42.40		$39.28		$30.74		$28.16
year-over-year growth	8%		7%		9%		6%

Average orders per customer	1.7	x	1.7	x	2.4	x	2.7	x

*Average order value excludes commercial printing revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

		Forward-Looking Guidance
		GAAP					Non-GAAP
		Range of Estimate		Adjustments			Range of Estimate
		From	To	From	To		From	To

	Three Months Ending March 31, 2010

	Net revenues	$40.0	$42.0	-	-		$40.0	$42.0
	Gross profit margin	45%	47%	2%		[a]	47%	49%
	Operating loss	($11)	($10)	$5		[b]	($6)	($5)
	Operating margin	(27%)	(23%)	12%		[b]	(15%)	(11%)

	Stock-based compensation	$4.3	$4.3	$4.3	$4.3		-	-
	Amortization of intangible assets	$0.6	$0.6	$0.6	$0.6		-	-

	Adjusted EBITDA*						$0.0	$1.0

	Diluted loss per share	($0.27)	($0.23)	($0.12)	($0.11)	[c]	($0.15)	($0.12)
	Diluted shares	26.2	26.2	-	-		26.2	26.2
	Effective tax rate	34%	38%	(1%)		[d]	33%	37%

	Twelve Months Ending December 31, 2010

	Net revenues	$267.0	$277.0	-	-		$267.0	$277.0
	Gross profit margin	53%	55%	1%		[e]	54%	56%
	Operating income	$8	$15	$18		[f]	$26	$33
	Operating margin	3%	5%	7%		[f]	10%	12%

	Stock-based compensation	$15.6	$15.6	$15.6	$15.6		-	-
	Amortization of intangible assets	$2.4	$2.4	$2.4	$2.4		-	-

	Adjusted EBITDA*						$48	$55
	Adjusted EBITDA* margin						18%	20%

	Diluted earnings per share	$0.18	$0.33	$0.43	$0.41	[g]	$0.61	$0.74
	Diluted shares	28.2	28.2	-	-		28.2	28.2
	Effective tax rate	34%	38%	(1%)		[h]	33%	37%

	Capital expenditures (% of net revenues)	7%	9%				7%	9%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $150k and amortization of purchased intangible assets of approximately $600k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $4.3 million and amortization of purchased intangible assets of approximately $600k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $660k and amortization of purchased intangible assets of approximately $2.4 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $15.6 million and amortization of purchased intangible assets of approximately $2.4 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
*As restated
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2009	2008	2009

GAAP gross profit	$16,401	$18,058	$17,502	$65,306	$16,340	$18,789	$19,075	$80,580	$117,266	$134,784
Stock-based compensation expense within cost of net revenues	92	101	109	70	95	82	119	119	372	416
Amortization of intangible assets within cost of net revenues	367	367	367	368	367	394	460	488	1,469	1,709

Non-GAAP gross profit	$16,860	$18,526	$17,978	$65,744	$16,802	$19,265	$19,654	$81,187	$119,107	$136,909

Non-GAAP gross profit margin	49%	52%	50%	61%	47%	50%	49%	62%	56%	56%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
*As restated
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2009	2008	2009

GAAP operating income (loss)	$(8,672)	$(8,172)	$(9,226)	$28,676	$(9,396)	$(9,408)	$(9,055)	36,569	$2,606	$8,710
Stock-based compensation expense	2,058	2,321	2,676	2,695	2,804	2,834	4,156	4,479	9,750	14,273
Amortization of intangible assets	457	457	457	456	457	484	550	581	1,827	2,072

Non-GAAP operating income (loss)	$(6,157)	$(5,394)	$(6,093)	$31,827	$(6,135)	$(6,090)	$(4,349)	$41,629	$14,183	$25,055

Non-GAAP operating margin	(18%)	(15%)	(17%)	30%	(17%)	(16%)	(11%)	32%	7%	10%

Shutterfly, Inc.
Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In thousands)
(Unaudited)
*As restated
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2009	2008	2009

GAAP net income (loss)	$(3,763)	$(4,146)	$(2,800)	$14,369	$(6,232)	$(5,655)	$(6,346)	$24,086	$3,660	$5,853
Stock-based compensation expense	2,058	2,321	2,676	2,695	2,804	2,834	4,156	4,479	9,750	14,273
Amortization of intangible assets	457	457	457	456	457	484	550	581	1,827	2,072
Income taxes associated with certain non-GAAP entries	(1,703)	(1,523)	(3,202)	3,068	(1,168)	(1,190)	(1,255)	(1,542)	(3,360)	(5,155)

Non-GAAP net income (loss)	$(2,951)	$(2,891)	$(2,869)	$20,588	$(4,139)	$(3,527)	$(2,895)	$27,604	$11,877	$17,043

Diluted net income per share:
GAAP	$(0.15)	$(0.17)	$(0.11)	$0.56	$(0.25)	$(0.22)	$(0.25)	$0.88	$0.14	$0.22
Non-GAAP	$(0.12)	$(0.12)	$(0.11)	$0.81	$(0.16)	$(0.14)	$(0.11)	$1.01	$0.46	$0.64

Shares used in GAAP and non-GAAP diluted net income per-share calculation	24,949	25,045	25,067	25,455	25,148	25,246	25,517	27,433	25,787	26,810

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
*As restated
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2009	2008	2009

GAAP benefit (provision) for income taxes	$3,590	$3,371	$6,071	$(14,604)	$2,928	$3,497	$2,657	(12,596)	$(1,571)	$(3,514)
Income taxes associated with certain non-GAAP entries	(1,703)	(1,523)	(3,202)	3,068	(1,168)	(1,190)	(1,255)	(1,542)	(3,360)	(5,155)

Non-GAAP benefit (provision) for income taxes	$1,887	$1,848	$2,869	$(11,536)	$1,760	$2,307	$1,402	$(14,138)	$(4,931)	$(8,669)

GAAP income (loss) before income taxes	$(7,353)	$(7,517)	$(8,871)	$28,973	$(9,160)	$(9,152)	$(9,003)	36,682	$5,231	$9,367
Stock-based compensation expense	2,058	2,321	2,676	2,695	2,804	2,834	4,156	4,479	9,750	14,273
Amortization of intangible assets	457	457	457	456	457	484	550	581	1,827	2,072

Non-GAAP income (loss) before income taxes	$(4,838)	$(4,739)	$(5,738)	$32,124	$(5,899)	$(5,834)	$(4,297)	$41,742	$16,808	$25,712

GAAP Effective tax rate	49%	45%	68%	50%	32%	38%	30%	34%	30%	38%

Non-GAAP effective tax rate	39%	39%	50%	36%	30%	40%	33%	34%	29%	34%

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
*As restated
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2009	2008	2009

GAAP net income (loss)	$(3,763)	$(4,146)	$(2,800)	$14,369	$(6,232)	$(5,655)	$(6,346)	$24,086	3,660	5,853
Interest Expense	28	57	100	88	88	27	22	20	273	157
Interest and Other Income, net	(1,347)	(712)	(455)	(385)	(324)	(283)	(74)	(133)	(2,898)	(814)
Tax Provision	(3,590)	(3,371)	(6,071)	14,604	(2,928)	(3,497)	(2,657)	12,596	1,571	3,514
Depreciation and amortization	5,885	6,266	6,682	7,205	6,706	6,779	6,850	6,859	26,038	27,194
Stock-based compensation expense	2,058	2,321	2,676	2,695	2,804	2,834	4,156	4,479	9,750	14,273

Non-GAAP Adjusted EBITDA	$(729)	$415	$132	$38,576	$114	$205	$1,951	$47,907	$38,394	$50,177

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA to Free Cash Flows
(In thousands)
(Unaudited)
*As restated
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2008*	2008*	2008*	2008*	2009	2009	2009	2009	2008	2009

Non-GAAP Adjusted EBITDA	$(729)	$415	$132	$38,576	$114	$205	$1,951	$47,907	$38,394	$50,177
Less: Purchases of property and equipment	(7,930)	(3,840)	(4,990)	(1,460)	(4,158)	(1,826)	(3,811)	(3,969)	(18,220)	(13,764)
Less: Capitalized technology & development costs	(848)	(1,410)	(981)	(1,288)	(824)	(1,114)	(1,094)	(859)	(4,527)	(3,891)

Free cash flows	$(9,507)	$(4,835)	$(5,839)	$35,828	$(4,868)	$(2,735)	$(2,954)	$43,079	$15,647	$32,522